Exhibit 99.2

MUTUAL GENERAL RELEASE AGREEMENT

This Mutual General Release Agreement (“Release Agreement”) is entered into as of May 31, 2004 by and between BayStar Capital II, L.P. (“BayStar”) and The SCO Group, Inc. (“SCO”).  Each of SCO and BayStar may be referred to hereinafter individually as a “Party” and collectively, as the “Parties”.

WHEREAS, the Parties desire to enter into, concurrently with this Release Agreement, that certain Stock Repurchase Agreement, dated May 31, 2004, a copy of which is attached hereto as Exhibit “A” (the “Stock Repurchase Agreement”); and

WHEREAS, the Parties desire to enter into this Release Agreement,

NOW, THEREFORE, in consideration of the Stock Repurchase Agreement and the mutual promises set forth in this Release Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.                                       This Release Agreement shall be effective upon the completion of the Closing (as defined in the Stock Repurchase Agreement) and shall terminate and cease to be effective in its entirety, without any continuing liability by either Party to the other solely hereunder, if the Stock Repurchase Agreement is terminated without completion of the Closing.

2.                                       BayStar, for and on behalf of (x) itself, (y) its affiliates, limited and general partners, officers, directors, stockholders, members, managers, employees, attorneys, advisors and agents, and (z) each such foregoing person’s or entity’s predecessors, successors and assigns (collectively, the “BayStar Releasing Parties”), agrees to and hereby does irrevocably release and forever discharge (a) The SCO Group, Inc., (b) its present and former affiliates and the officers, directors, stockholders, employees, agents, insurers and attorneys of The SCO Group, Inc. and its present and former affiliates and each person, if any, who controls each such entity or person within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, and (c) each such foregoing person’s or entity’s predecessors, successors and assigns (collectively the “SCO Released Parties”) from any and all manner of actions, causes of action, claims, offsets, demands, judgments, complaints, executions, regulatory challenges, losses, damages, expenses, fees, debts, representations, warranties or liabilities of any kind whatsoever, whether arising out of state, federal or foreign law, rule, regulation or equity, whether known or unknown, accrued or not accrued, asserted or not asserted, matured or not matured, suspected or not suspected, fixed or contingent, foreseeable or unforeseeable, direct or indirect (each, a “Claim”, and collectively, “Claims”), which the BayStar Releasing Parties ever had, now have or hereafter can, shall or may have or acquire against the SCO Released Parties, or any of them, by reason of any and all facts, circumstances, transactions, events, statements, representations, warranties, occurrences, acts, or omissions (whether or not knowingly, intentional, reckless or negligent; whether or not based on, due to or resulting from solely the conduct, action, activity, omission or fault of one or more of the SCO Released Parties; and with or without any conduct, action, activity, omission or fault of the BayStar Releasing Parties), which occurred, arose or existed at any time on or before the date of this Release Agreement.  The above Claims are referred to herein as the “SCO Settled Claims”.  Notwithstanding anything herein to the contrary, BayStar is not releasing hereby SCO from Claims that arise under the express terms and conditions of, and specified in, the Stock Repurchase Agreement.

3.                                       SCO, for and on behalf of (x) itself, (y) its affiliates, officers, directors, stockholders, members, managers, employees and agents, and (z) each such foregoing person’s or entity’s predecessors, successors and assigns (collectively, the “SCO Releasing Parties”), agrees to and hereby does irrevocably release and forever discharge (a) BayStar Capital II, L.P., (b) its present and former affiliates, limited and general partners and the officers, directors, stockholders, employees, agents, insurers and attorneys of

BayStar Capital II, L.P. and its present and former affiliates and limited and general partners and each person, if any, who controls each such entity or person within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, and (c) each such foregoing person’s or entity’s predecessors, successors and assigns (collectively the “BayStar Released Parties”) from any and all Claims, which the SCO Releasing Parties ever had, now have or hereafter can, shall or may have or acquire against the BayStar Released Parties, or any of them, by reason of any and all facts, circumstances, transactions, events, statements, representations, warranties, occurrences, acts, or omissions (whether or not knowingly, intentional, reckless or negligent; whether or not based on, due to or resulting from solely the conduct, action, activity, omission or fault of one or more of the BayStar Released Parties; and with or without any conduct, action, activity, omission or fault of the SCO Releasing Parties), which occurred, arose or existed at any time on or before the date of this Release Agreement.  The above Claims are referred to herein as the “BayStar Settled Claims”.  Notwithstanding anything herein to the contrary, SCO is not releasing hereby BayStar from Claims that arise under the express terms and conditions of, and specified in, the Stock Repurchase Agreement.

4.                                       Each Party hereby agrees that this Release Agreement shall not be construed as an admission of liability by any Party.  The Parties deny any wrongdoing in connection with these matters.  The Parties also further understand and agree that the referenced consideration is in full, final and complete release, discharge, compromise, settlement, satisfaction and extinguishment of all SCO Settled Claims and BayStar Settled Claims.

5.                                       Each of BayStar, with respect to the SCO Settled Claims, and SCO, with respect to the BayStar Settled Claims, hereby expressly waives and relinquishes to the fullest extent permitted by law, the provisions, rights and benefits of any statute, law, rule or regulation which might otherwise render a release unenforceable with respect to such SCO Settled Claims or BayStar Settled Claims, as the case may be.  Each of BayStar, with respect to the SCO Settled Claims, and SCO, with respect to the BayStar Settled Claims, believes after due inquiry that it is fully familiar with the facts and circumstances which are sufficient to enable it to enter into this Release Agreement, and further acknowledges hereby that it is aware that it may hereafter discover facts or circumstances in addition to or different from those which it now knows or believes to be true with respect to the subject matters of this Release Agreement, but that it is such Party’s intention to, and such Party hereby does, fully, finally, completely and forever release, discharge, compromise, settle, satisfy and extinguish any and all such Claims, without regard to the subsequent discovery or existence of such different or additional facts or circumstances.  Each of the Parties further expressly acknowledges that the releases set forth herein extend to Claims which are presently unknown, as well as known Claims.  Further, solely with respect to the matters released herein, each of the Parties waives the benefits of California Civil Code § 1542, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if know by him must have materially affected his settlement with the debtor.

6.                                       The Parties acknowledge and agree that this Release Agreement and the Stock Repurchase Agreement represent the entire agreement between them in respect of the matters contemplated thereby and may not be amended except by written instrument executed and delivered by all Parties.  Neither BayStar nor SCO will assert any Claims against the other Party arising from or relating to BayStar’s or SCO’s negotiation, execution and delivery of this Release Agreement and the Stock Repurchase Agreement, except with respect to Claims that arise under the express terms and conditions of, and specified in, this Release Agreement or the Stock Repurchase Agreement.

7.                                       This Release Agreement shall be governed by the substantive laws of the State of Delaware.

8.                                       Each of the undersigned Parties or representatives acknowledges that it has carefully read this Release Agreement, that it has had the terms of this Release Agreement explained by its legal counsel, that it understands such terms, and that it has voluntarily and knowingly agreed to such terms and so executed and delivered this Release Agreement.

9.                                       In executing and delivering this Release Agreement, each of the Parties hereby warrants and represents that it has not assigned or transferred, or purported to assign or transfer, voluntarily or involuntarily, any matter released pursuant to this Release Agreement, or any part or portion thereof.

[Signature page follows]

IN WITNESS WHEREOF, the Parties, through their respective duly authorized representatives, have executed this Release Agreement.

BAYSTAR CAPITAL II, L.P.

By:	/s/ Larry Goldfarb

Its:	Larry Goldfarb, Managing Partner

THE SCO GROUP, INC.

By:	/s/ Darl C. McBride

Its:	CEO